EXHIBIT 10.28

                  SERIES B PREFERRED STOCK PLACEMENT AGREEMENT


          SERIES B PREFERRED STOCK PLACEMENT AGREEMENT ("Agreement") dated as of the 27th day of October, 1998, by and between EFFECTIVE MANAGEMENT SYSTEMS, INC., a Wisconsin corporation (the "Company") and TAGLICH BROTHERS, D=AMADEO, WAGNER & COMPANY, INCORPORATED ("Placement Agent").


                              W I T N E S S E T H :

         WHEREAS, in reliance upon the representations, warranties, terms and conditions hereinafter set forth, Placement Agent will use its best efforts to privately place a minimum of 700 and a maximum of 2,750 shares of Series B 8% convertible redeemable preferred stock (the "Series B Preferred Stock") at $1,000 per share of Series B Preferred Stock (the "Purchase Price") for an amount of $700,000 in aggregate gross cash proceeds ("Minimum Amount") and a maximum of $2,750,000 in the aggregate ("Maximum Amount"), with each share of the Series B Preferred Stock being convertible into shares of common stock, $.01 par value per share (the "Common Stock"), of the Company at a price, subject to adjustment, of $3.00 per share, and the persons and entities so purchasing the Series B Preferred Stock from time to time and the number of shares of Series B Preferred Stock being so purchased being as listed on Exhibit A to this Agreement (such persons and entities being referred to individually as "Purchaser" and collectively, as "Purchasers"); and

         WHEREAS, the shares of Series B Preferred Stock are being issued pursuant to the Company's Confidential Private Placement Memorandum and Exhibits thereto dated October 22, 1998, as the same may be amended and/or supplemented from time to time (collectively, the "Memorandum"); and

         WHEREAS, on August 28, 1998, the Company sold 1,005 shares of Series A 8% Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") for an aggregate gross sales price of $1,005,000; and

         WHEREAS, pursuant to the Memorandum, the holders of the Series A Preferred Stock may purchase the Series B Preferred Stock by tendering their shares of Series A Preferred Stock to the Company, with each share of Series A Preferred Stock being valued at $1,000 per share (the "Exchange Offer"); and


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         WHEREAS,  the shares of Series B Preferred  Stock are being  issued and the Exchange Offer is occurring pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

         NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the Company and the Placement Agent hereby agree as follows:


     1. Sale and Purchase of Series B Preferred Stock and Exchange Offer.

          (a) Subject to the terms and conditions of this Agreement, the Company shall sell to the Purchasers a minimum of 700 and a maximum of 2,750 shares of Series B Preferred Stock at the Purchase Price per share for an aggregate purchase price of not less than the Minimum Amount nor greater than the Maximum Amount, respectively. The form of the Series B Preferred Stock is included in the Memorandum. The Company will execute each certificate of Series B Preferred Stock.

          (b) The initial sale and purchase described in Paragraph 1(a) of this Agreement shall take place at a closing (the "Closing") at the offices of ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN, LLP, 1290 Avenue of the Americas, New York, New York 10104 or such other place as shall be acceptable to the Company and Placement Agent on such date or dates as Placement Agent shall advise the Company on two (2) business days notice or such shorter notice as shall be reasonably acceptable to the Company. In no event shall the Initial Closing (as defined below) occur unless the Minimum Amount is sold. Subsequent sale and purchase of Series B Preferred Stock up to the Maximum Amount shall take place at one or more Closings held on such dates as the Company and Placement Agent shall mutually determine. All Closings pursuant to this Agreement shall occur not later than October 30, 1998 unless, to the extent permitted by the terms of the Series A Preferred Stock, such date is extended by the Company and the Placement Agent to a date no later than November 29, 1998. The initial Closing hereunder shall be referred to as "Initial Closing", the final Closing hereunder shall be referred to as "Final Closing" and the date of the Final Closing shall be referred to as the "Final Closing Date".

          (c) As provided in the Memorandum, the Purchase Price for the Series B Preferred Stock is $1,000 per share with a minimum purchase price of $20,000 per subscriber. As provided in the Memorandum, any holder of Series A Preferred Stock may subscribe to purchase Series B Preferred Stock by tendering to the Company all or a portion of the holder=s Series A Preferred Stock.

          (d) All defined terms used in this Agreement which are not otherwise defined shall have the meanings ascribed to them in the Memorandum.

     2. Payment and Exchange Offer. At each Closing, the Company shall deliver to Placement Agent, on behalf of the Purchasers, the original executed Series B Preferred Stock certificates being purchased by the Purchasers, against its receipt of payment therefor by delivery to the Company of (i) the original Series A Preferred Stock certificates, if any, duly endorsed for transfer and subject to the Exchange Offer, and (ii) certified or bank checks drawn on a bank located in the United States, or by Federal wire transfer, in the amount of the aggregate cash purchase price for the Series B Preferred Stock being sold for cash, less the amount of fees payable to Placement Agent pursuant to Paragraph 10(a) of this Agreement. All Series B Preferred Stock being purchased by the Purchasers shall be issued in the respective names of the Purchasers in accordance with instructions provided by Placement Agent not later than the day of Closing.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to and covenants and agrees with the Placement Agent, as of the date hereof and as of the date of each Closing, as follows:

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Wisconsin and is qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by the Company or the property owned or leased by the Company requires such qualification, except where the failure to be so qualified has not had or will not have a material adverse effect on the business, financial condition or results of operations of the Company or its subsidiaries, taken as a whole ("Material Adverse Effect"). The Company has no subsidiaries and does not own any equity interest and has not made any loans or advances to or guarantees of indebtedness to any person, corporation, partnership or other entity, except for EMS-East, Inc., Effective Management Systems of Illinois, Inc. and EMS-China, Ltd, which are wholly-owned subsidiaries, Total Management Systems, Inc., a 50% owned subsidiary (collectively, the "Subsidiaries") and EMS-Asia Pacific, Ltd., a 20% owned corporation. Each Subsidiary is, to the extent applicable, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and, to the extent applicable, each Subsidiary is qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of its business or the property owned or leased by the Subsidiary requires such qualification, except where the failure to be so qualified has not had or will not have a Material Adverse Effect. Except as disclosed in the Memorandum, no Subsidiary has any subsidiary and no Subsidiary owns any equity interest in any other entity and no Subsidiary has made any loans or advances to or guarantees of indebtedness to any person, corporation, partnership or other entity. Except as indicated in this Section 3(b), the Company owns all of the issued and outstanding shares of common stock of each of the Subsidiaries free and clear of any lien, claim, encumbrance, pre-emptive rights or contractual rights of first refusal.

          (b) The authorized capital of the Company consists of 20,000,000 shares of Common Stock and 3,000,000 shares of preferred stock, of which 7,000 shares have been designated as Series A Preferred Stock and of which 5,000 shares have been designated as Series B Preferred Stock. As of the date of this Agreement, (i) 4,105,986 shares of Common Stock are

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issued and outstanding, (ii) 12,625 shares of Common Stock are held in treasury,
(iii) 1,005 shares of Series A Preferred Stock are issued and outstanding (no other shares of preferred stock being issued and outstanding other than as may be issued at any prior Closing pursuant to the Memorandum), and (iv) 1,530,192 shares of Common Stock have been reserved for issuance upon exercise of outstanding debentures, options, warrants and other rights to acquire Common Stock and upon the exercise of options granted pursuant to the Company's stock option plans and pursuant to other agreements, excluding the shares of Common Stock (the "Conversion Shares") issuable upon conversion of the Series B
Preferred Stock and the shares of Common Stock (the "PAW Exercise Shares") issuable upon exercise of the Placement Agent Warrants (as defined below) and excluding shares of Common Stock reserved for issuance upon the conversion of the Series A Preferred Stock. Except as set forth in the Memorandum, the Company is not a party to any agreement to issue, nor has it issued, any warrants, options or rights or preferred stock, notes or other evidence of indebtedness or other securities, instruments or agreements upon the exercise or conversion of which or pursuant to the terms of which additional shares of capital stock of the Company may become issuable. No holder of any of the Company's securities has preemptive rights or contractual rights of first refusal.

          (c) The Company has the full right, power and authority to execute, deliver and perform under this Agreement, the Series B Preferred Stock, the Exchange Offer and the Placement Agent Warrants. This Agreement has been duly executed by the Company and, at each Closing, the Series B Preferred Stock and the Placement Agent Warrants being issued will have been duly executed by the Company, and this Agreement, the Series B Preferred Stock, the Exchange Offer and the Placement Agent Warrants and the transactions contemplated by this Agreement, the Series B Preferred Stock, the Exchange Offer and Placement Agent Warrants have been duly authorized by all necessary corporate action and each constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

          (d) All of the issued and outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable (except as otherwise provided by Section 180.0622 (2)(b) of the Wisconsin Business Corporation Law), with no personal liability attaching to the holders thereof (except as otherwise provided in Section 180.0622 (2)(b) of the Wisconsin Business Corporation Law), and such shares of Common Stock have not been issued in violation of the preemptive rights or rights of first refusal of any holder of securities of the Company. All of the issued and outstanding shares of Common Stock of the Company have been issued pursuant to either a current effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act and were issued in accordance with all applicable Federal and state securities laws. All of the issued and outstanding shares of common stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable (except as otherwise provided by Section 180.0622 (2)(b) of the Wisconsin Business Corporation Law), with no personal liability attaching to the Company (except as otherwise provided by Section 180.0622 (2)(b) of the Wisconsin Business Corporation Law).

                  (e) The shares of Common Stock included in the Conversion Shares and the PAW Exercise Shares have been validly authorized for issuance and, when issued pursuant to this Agreement and the terms of the Series B Preferred Stock and the Placement Agent Warrants, as the case may be, will be duly and validly authorized and issued, fully paid and nonassessable (except as otherwise provided by Section 180.0622 (2)(b) of the Wisconsin Business Corporation Law) and free from preemptive rights or rights of first refusal held by any person.

          (f) The following financial statements of the Company (hereinafter collectively, the "Financial Statements") are included in the Memorandum (i) consolidated balance sheets as at November 30, 1997 and 1996, and consolidated statements of operations, shareholders' equity and cash flows for the fiscal years ended November 30, 1997 and 1996, and the related notes thereto, which have been audited by Ernst & Young LLP, independent certified public accountants, (ii) unaudited balance sheets as at February 28, May 31 and August 31, 1998, and (iii) unaudited statements of operations and cash flows for the fiscal quarters ended February 28, May 31 and August 31, 1998, and the related notes thereto, which have been prepared by the Company. The Financial Statements, which are included in the Company's Annual Report on Form 10-K for the year ended November 30, 1997 ("Form 10-K"), were prepared in accordance with generally accepted accounting principles consistently applied and present and reflect fairly the financial position of the Company at the respective balance sheet dates and the results of its operations, changes in stockholders' equity and cash flows for the periods then ended. During the period of Ernst & Young LLP=s engagement as the Company's independent certified public accountants, there has been no material disagreements between the accounting firm and the Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure and no reportable events relating to the relationship between the Company and the accounting firm.

          (g) The Company has good and marketable title to all of its material property and assets and, except as set forth in the Memorandum or the Financial Statements, none of such property or assets of the Company is subject to any lien, mortgage, pledge, encumbrance or other security interest, other than such liens, mortgages, pledges, encumbrances or other security interests which in the aggregate would not have a Material Adverse Effect.

          (h) Except as may be disclosed in the Memorandum, since November 30, 1997, there has not been any material adverse change in the financial condition or in the operations, or business of the Company or any of the Subsidiaries from that shown in the Financial Statements or any damage or destruction, not covered by insurance, which materially affects the business, property or assets of the Company or any of the Subsidiaries.

          (i) Except as set forth in the Exhibits to the Memorandum, the Company has not filed any Current Reports on Form 8-K or other reports filed with the Securities and Exchange Commission (the "SEC") subsequent to November 30, 1997.

          (j) Neither the execution or delivery of this Agreement, the Series B Preferred Stock or the Placement Agent Warrants by the Company nor the performance by the Company of the transactions contemplated by this Agreement, the Series B Preferred Stock or the Placement Agent Warrants nor the consummation of the Exchange Offer: (i) requires the consent, waiver, approval, license or authorization of or filing with or notice to any person, entity or public authority (except any filings required by Federal or state securities laws); (ii) violates or constitutes a default under or breach of any law, rule or regulation applicable to the Company; or (iii) conflicts with or results in a breach or termination of any provision of, or constitutes a default under, or will result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Company with or without the giving of notice, the passage of time or both, pursuant to (A) the Company's restated articles of incorporation or by-laws, (B) any mortgage, deed of trust, indenture, note, loan agreement, security agreement, contract, lease, license, alliance agreement, joint venture agreement, or other agreement or instrument, or (C) any order, judgment, decree, statute, regulation or any other restriction of any kind or character to which the Company is a party or by which any of the assets of the Company may be bound, except in any case set forth above where the failure to obtain such consent or the like, or such violation or breach would not have a Material Adverse Effect.

          (k) Except as set forth in the Memorandum, neither the Company nor any of the Subsidiaries (other than for inter-company debt) has any indebtedness to any officer, director, 5% stockholder or other Affiliate (as defined in the Rules and Regulations of the SEC under the 1933 Act) of the Company.

          (l) The Company and each of the Subsidiaries is in compliance with all laws, rules and regulations of all Federal, state and local government agencies having jurisdiction over the Company and each of the Subsidiaries or affecting the business, assets or properties of the Company or any of the Subsidiaries, except where the failure to comply has not and will not have a Material Adverse Effect. The Company and each of the Subsidiaries possess all licenses, permits, consents, approvals and agreements which are required to be issued by any and all applicable Federal, state or local authorities necessary for the operation of their respective business and/or in connection with their respective assets or properties, except where the failure to possess such licenses, permits, consents, approvals or agreements has not and will not have a Material Adverse Effect.

          (m) Neither the Company nor any of the Subsidiaries is in default under any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, agreement, license, permit, consent, approval or instrument to which it is a party, and no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute such default thereof by the Company or any of the Subsidiaries or would cause acceleration of any obligation of the Company or any of the Subsidiaries or would adversely affect the business, operations or financial condition of the Company or any of the Subsidiaries, except where such default or event, whether with or without the lapse of time or giving of notice, or both, has not and will not have a Material Adverse Effect. To the best of the knowledge of the Company and except for the cases in which it would not have a Material Adverse Effect, no party to any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, agreement, license, permit, consent, approval or instrument with or given to the Company or any of the Subsidiaries is in default thereunder and no event has occurred with respect to such party, which, with or without the lapse of time or giving of notice, or both, would constitute a default by such party or would cause acceleration of any obligations of such party.

          (n) To the best of the Company's knowledge, except as set forth in the Memorandum, no officer, director or 5% stockholder of the Company and no Affiliate of any such person either (i) holds any interest in any corporation, partnership, business, trust, sole proprietorship or any other entity which is engaged in a business substantially similar to that conducted by the Company or any of the Subsidiaries (other than a passive immaterial interest in a public company engaged in any such business) or (ii) engages in business with the Company or any of the Subsidiaries.

          (o) Except as set forth in the Memorandum, there are no material (i.e., involving an asserted liability that reasonably could be expected to result in a judgement in excess of four hundred thousand dollars ($400,000)) claims, actions, suits, proceedings or labor disputes, inquiries or investigations (whether or not purportedly on behalf of the Company or any of the Subsidiaries), pending or, to the best of the Company's knowledge, threatened, against the Company or any of the Subsidiaries, at law or in equity or by or before any Federal, state, county, municipal or other governmental department, SEC, National Association of Securities Dealers Automated Quotation System ("NASDAQ"), board, bureau, agency or instrumentality, domestic or foreign, whether legal or administrative or in arbitration or mediation, nor is there any basis for any such action or proceeding. Neither the Company, any of the Subsidiaries nor any of their respective assets are subject to, nor is the Company or any of the Subsidiaries in default with respect to, any order, writ, injunction, judgment or decree that could have a Material Adverse Effect.

          (p) The accounts receivable of the Company and the Subsidiaries represent receivables generated from the sale of goods and services in the ordinary course of business. The Company knows of no material disputes concerning accounts receivable of the Company and the Subsidiaries not disclosed in the Memorandum.

          (q) Except as set forth in the Memorandum, neither the Company nor any of the Subsidiaries has (i) any written employment contracts and no oral employment contracts not terminable at will by the Company or any Subsidiary, as applicable, with any 5% percent shareholder, officer or director of the Company or any Subsidiary, as applicable, (ii) any consulting agreement or other compensation agreement with any 5% percent shareholder, officer or director of the Company or any Subsidiary, as applicable, or (iii) any agreement or contract with any 5% percent shareholder, officer or director of the Company or any Subsidiary, as applicable, that will result in the payment by the Company or any Subsidiary, as applicable, or the creation of any commitment or obligation (absolute or contingent), of the Company or any

Subsidiary, as applicable, to pay any severance, termination, "golden parachute", or similar payment to any present or former personnel of the Company or any Subsidiary, as applicable, following termination of employment. No director or executive officer of the Company or any Subsidiary, as applicable, has advised the Company that he or she intends to resign as director and/or executive officer of the Company or any Subsidiary, as applicable, or to terminate his or her employment with the Company or the Subsidiary, as applicable.

          (r) The accounts payable of the Company and the Subsidiaries represent bona fide payables to third parties incurred in the ordinary course of business and represent bona fide debts for services and/or goods provided to the Company and the Subsidiaries.

          (s) Except as set forth in the Memorandum, neither the Company nor any of the Subsidiaries is a party to a labor agreement with respect to any of their respective employees with any labor organization, union, group or association and there are no employee unions (nor any similar labor or employee organizations). There is no labor strike or labor stoppage or slowdown pending, or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries nor has the Company or any of the Subsidiaries experienced in the last five (5) years any work stoppage or other labor difficulty. The
Company is in compliance with all applicable laws, rules and regulations regarding employment practices, employee documentation, terms or conditions of employment and wage and hours and the Company is not engaged in any unfair labor practices, except where the failure to comply has not and will not have a Material Adverse Effect. There are no unfair labor practices charges or complaints against the Company or any of the Subsidiaries pending before the National Labor Relations Board or any other governmental agency.

          (t) Except as disclosed in the Memorandum, there are no employee pension, retirement or other benefit plans, maintained, contributed to or required to be contributed to by the Company or any of the Subsidiaries covering any employee or former employee of the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries has any material liability or obligation of any kind or nature, whether accrued or contingent, matured or unmatured, known or unknown, under any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any provision of the Internal Revenue Code of 1986, as amended, specifically relating to persons subject to ERISA.

          (u) The Company and each of the Subsidiaries has timely filed with the appropriate taxing authorities all returns in respect of taxes required to be filed through the date hereof and each has timely paid all taxes that each is required to pay or has established an adequate reserve therefor, except where the Company or the Subsidiary, as applicable, has timely filed for extensions. There are no pending or, to the best knowledge of the Company, threatened audits, investigations or claims for or relating to any liability of the Company or any of the Subsidiaries in respect of taxes.

          (v) There are no finder's fees or brokerage commissions payable with respect to the transactions contemplated by this Agreement, except as provided in Paragraph 10 of this Agreement, and the Company agrees to indemnify and hold harmless the Placement Agent from and against any and all cost, damage, liability, judgment and expense (including reasonable fees and expenses of counsel) arising out of or relating to claims for such fees or commissions.

          (w) Except as set forth in the Memorandum, the Company is not currently and has not during the past four (4) months been engaged in substantive negotiations (as compared with informal discussions) with respect to: (i) any merger or consolidation of the Company where the Company would not be the surviving entity; or (ii) the sale of the Company, any of its Subsidiaries or any of their assets other than sales in the ordinary course of business.

          (x) The Company and each of the Subsidiaries has the right to conduct their respective business in the manner in which their respective business has been heretofore conducted. To the best knowledge of the Company, the conduct of such businesses by the Company and each of the Subsidiaries does not violate or infringe upon the patent, copyright, trade secret or other proprietary rights of any third party, other than any such violation or infringement that would not have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of any claim of any such violation or infringement.

          (y) The Company and each of the Subsidiaries are currently in compliance in all respects with all applicable Environmental Laws (as defined below), including, without limitation, obtaining and maintaining in effect all permits, licenses, consents and other authorizations required by applicable Environmental Laws and the Company and each Subsidiary are each currently in compliance with all such permits, licenses, consents and other authorizations, except where the failure to comply has not and will not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice from any property owner, landlord, tenant or Governmental Authority (as defined below) that Hazardous Wastes (as defined below) are being improperly used, stored or disposed of at any property currently or formerly owned or leased by the Company or any of its Subsidiaries or that any soil or ground water contamination has emanated from any such property. For purposes hereof, the term "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect. For purposes hereof, the term "Governmental Authority" shall mean the Federal Government of the United States of America, any state or any political subdivision of the Federal Government or any state, including but not limited to courts, departments, commissions, boards, bureaus, agencies, ministries or other instrumentalities. For purposes hereof, the term "Hazardous Waste" shall mean any regulated quantity of hazardous substances as listed by the United States Environmental Protection

Agency ("EPA") and the list of toxic pollutants designated by the United States Congress and/or the EPA or defined by any other Federal, state or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to or imposing liability for standards of conduct concerning any hazardous, toxic substance or material.

          (z) The information contained in the Financial Statements and the Memorandum, taken together, does not contain any misstatement of a material fact or omit to state a material fact necessary to make the information not misleading.

          (aa) Except as set forth in the Memorandum, the Common Stock is currently traded on the NASDAQ National Market System. NASDAQ has advised that as of May 31, 1998, the Company failed to satisfy the $4 million minimum net tangible asset test imposed by NASDAQ for continued listing on the National Market System and/or initial listing on the SmallCap Market. The Company also currently fails to satisfy the $5 million market value of public float requirement imposed by NASDAQ. A hearing was held by NASDAQ on September 25, 1998 regarding the continued listing of the Common Stock. As of the date of this Agreement, the Company has not received either oral or written confirmation from NASDAQ that the Common Stock has been delisted. In the even that the Common Stock is delisted, the Company will use its best efforts to have the Common Stock traded on the OTC Bulletin Board System.

     4. Survival of Representations and Warranties and Indemnification. The representations and warranties of the Company set forth in Section 3 of this Agreement shall survive the execution and delivery of the Series B Preferred Stock. The indemnification obligations of the Company as set forth in the indemnification rider annexed hereto as Exhibit B shall apply and be applicable to, among other things, all representations and warranties of the Company contained herein.

     5. Use of Proceeds. The net proceeds from the sale of the Series B Preferred Stock will be used by the Company as disclosed in the Memorandum.

     6. Unregistered Securities. Neither the Series B Preferred Stock, Conversion Shares, Placement Agent Warrants nor PAW Exercise Shares have been registered under the 1933 Act, in reliance upon the applicability of Section 3(b), 4(2), 4(6) and/or Regulation D of the 1933 Act to the transactions contemplated hereby. The certificates representing the Series B Preferred Stock and Placement Agent Warrants will bear an investment legend and the certificates representing the Conversion Shares and PAW Exercise Shares issued prior to their respective registration under Section 3 of the Series B Preferred Stock Purchase Agreement (a copy of which is annexed as an exhibit to the Memorandum) and
Section 7 below will also bear investment legends.

     7. Registration Rights and "Piggy-Back" Registration Rights.

          (a) As soon as possible after the Final Closing Date, but in no event later than forty-five (45) days after the Final Closing Date (regardless of whether the maximum number of shares of Series B Preferred Stock shall have been sold),  the Company  shall,  at its sole cost and
expense, file a registration statement on the appropriate form with the SEC covering all of the PAW Exercise Shares and such additional shares of Common Stock that may be issued pursuant to the anti-dilution rights contained in the Placement Agent Warrants and as set forth below in this Section 7(a) (collectively, the "Registrable Securities"), time being of the essence. The Company will use its best efforts to have such registration statement declared effective as soon as possible after filing, and shall keep such registration statement current and effective for at least three (3) years from the effective date thereof or until such earlier date as all of the Registrable Securities registered pursuant to such registration statement shall have been sold. Notwithstanding anything to the contrary contained herein, if such registration statement shall not be filed with the SEC within forty-five (45) days after the Final Closing Date or the Registration Statement shall not be declared effective within one hundred eighty (180) days after the Final Closing Date (regardless of whether the maximum number of shares of Series B Preferred Stock shall have been sold), then the exercise price for the Placement Agent Warrants shall be reduced by the percentage resulting from multiplying 3% by the number of thirty (30) day periods, or any part thereof, beyond said forty-five (45) day or one hundred eighty (180) day period, as applicable, until the initial registration statement described herein covering the Registrable Securities is filed or declared effective, as applicable. The maximum reduction pursuant to this provision shall be eighteen (18%) percent.

          (b) In the event the Company effects any registration under the 1933 Act of any Registrable Securities pursuant to Paragraphs 7(a) above or 7(g) below, the Company shall indemnify, to the extent permitted by law, and hold harmless any registered holder whose Registrable Securities are included in such registration statement (each, a "Seller"), any underwriter, any officer, director, employee or agent of any Seller or underwriter, and each other person, if any, who controls any Seller or underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the 1933 Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided that the Company shall not be liable in any such case to a particular indemnified party to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the preparation of such Registration Document.

          (c) In connection with any registration statement in which any Seller is participating, each Seller, severally and not jointly, shall indemnify, to the extent permitted by law, and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, each other Seller and each underwriter, any officer, director, employee or agent of any such other Seller or underwriter and each other person, if any, who controls such other Seller or underwriter within the meaning of
Section 15 of the 1933 Act against any Claims to which each such indemnified party may become subject under the 1933 Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by the Seller specifically for use in the preparation thereof.

          (d) Any person entitled to indemnification under Paragraphs 7(b) or 7(c) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Paragraph 7(d), but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Paragraph 7(b) or 7(c) above, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty
(20) days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so; (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party.

          (e) If for any reason the indemnity provided in Paragraphs 7(b) or 7(c) above is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Agreement. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof, if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this paragraph (e) shall be several in proportion to their respective underwriting commitments and not joint.

          (f) The provisions of Paragraphs 7(b) through 7(e) of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

          (g) The Sellers shall have certain "piggy-back" registration rights with respect to the Registrable Securities as hereinafter provided:

               A. If at any time after the Final Closing Date and prior to the date that the Registered Securities are registered under the 1933 Act pursuant to Section 7(a) above, the Company shall file with the SEC a registration statement under the 1933 Act (other than a registration statement on Form S-4 or Form S-8 or any successor thereof, or filed in connection with an exchange offer or an offer of securities solely to the Company=s existing shareholders or with respect to securities issuable upon conversion of the Series A Preferred Stock) registering any shares of Common Stock, the Company shall give written notice to each Seller thereof prior to such filing.

               B. Within fifteen (15) days after such notice from the Company, each Seller shall give written notice to the Company whether or not the Seller desires to have all of the Seller's Registrable Securities included in the registration statement. If a Seller fails to give such notice within such period, such Seller shall not have the right to have Seller's Registrable Securities registered pursuant to such registration statement. If a Seller gives such notice, then the Company shall include such Seller's Registrable Securities in the registration statement, at the Company's sole cost and expense, subject to the remaining terms of this Paragraph 7(g); provided, however, that each Seller shall pay all underwriting discounts, commissions, and transfer taxes relating to the sale of such Seller=s Registered Securities, as well as his, her or its own counsel fees, if any, relating to the sale of the Seller=s Registered Securities.

               C. If the registration statement relates to an underwritten offering, and the underwriter in its sole discretion shall determine in writing that the total number of shares of Common Stock to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter in its sole discretion deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced pro rata (based on the number of Registered Securities requested to be included). The Sellers shall enter into such agreements as may be reasonably required by the underwriters.

               D. The holders of Placement Agent Warrants shall have two (2) opportunities to have the Registrable Securities registered under this Paragraph 7(g).

               E.  Seller   shall   furnish  in  writing  to  the  Company  such
information as the Company shall reasonably require in connection with a registration statement.

               F. The Company may, at any time and in its sole discretion, decide not to proceed with the filing of a registration statement which may have given rise to "piggy-back" rights under this Section 7(g) or may at any time terminate or suspend such registration, in which event each Seller=s rights under this Section 7 as to the number of opportunities to "piggy-back" shall be reset.

          (h) If and whenever the Company is required by the provisions of Paragraph 7(a) to use its best efforts to register any Registrable Securities under the 1933 Act, the Company shall, as expeditiously as possible under the circumstances and subject to the terms of this Section 7:

               A. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible after filing and remain effective.

               B. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Company be required to do so for a period of more than three (3) years following the effective date of the registration statement.

               C. Furnish to the Sellers participating in the offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

               D. Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Sellers participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller to consummate the disposition of the Registrable Securities in such jurisdictions.

               E. Notify each Seller selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Seller selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               F. As soon as practicable after the effective date of the registration statement, and in any event within eighteen (18) months thereafter, make generally available to Sellers participating in the offering an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including, at the Company's option, Rule 158 thereunder. To the extent that the Company files such information with the SEC in satisfaction of the foregoing, the Company need not deliver the above referenced earnings statement to Sellers.

               G. Upon request, deliver promptly to counsel of each Seller participating in the offering copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each such Seller to do such investigation at such Seller's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Each Seller agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation and each Seller shall keep any such information received pursuant to this Paragraph 7(h)G confidential.

               H. Provide a transfer agent located in the United States for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

               I. List the Registrable Securities covered by such registration statement on such exchanges and/or on the NASDAQ as the Common Stock is then currently listed upon.

               J. Pay all Registration Expenses (as defined below) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective; provided that each Seller shall pay all underwriting discounts, commissions and transfer taxes, and their own counsel fees, if any, relating to the sale or disposition of such Seller's Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities but no other expenses of the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

          (i) The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Paragraph 7 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Paragraph 7 may be specifically enforced. In the event that the Company shall fail to file such registration statement when required pursuant to Paragraph 7(a) above or to keep any registration statement effective as provided in this Paragraph or otherwise fails to comply with its obligations and agreements in this Paragraph 7, then, in addition to any other rights or remedies Sellers may have at law or in equity, including without limitation, the right of rescission, the Company shall indemnify and hold harmless each holder of Placement Agent Warrants from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Company shall also reimburse such holders for any and all reasonable legal fees and expenses incurred by them in successfully enforcing their rights pursuant to this Paragraph 7, regardless of whether any litigation was commenced; provided, however, that the Company shall not be liable for the fees and expenses of more than one law firm, which firm shall be designated by the Placement Agent.

     8. Conditions. The following obligations of the Company shall be satisfied or fulfilled on or prior to the date of each Closing, unless otherwise agreed to in writing by the Placement Agent:

          (a) The Company shall have delivered to the Placement Agent, at the Initial Closing, (i) a currently-dated long-form good standing or comparable certificate or telegram from the Secretary of State or other appropriate authority where the Company and each U.S.- based Subsidiary is incorporated and each other jurisdiction in which the Company and any of the Subsidiaries is qualified to do business as a foreign corporation; (ii) the certificate of incorporation of the Company and each Subsidiary, as currently in effect, certified by the Secretary of State or other appropriate authority of the state where the Company and each Subsidiary is incorporated; (iii) a certified copy of the filed Articles of Amendment setting forth the designation, preference rights, qualifications, limitations or restrictions of the Series B Preferred Stock; (iv) by-laws of the Company certified by the secretary of the Company; and (v) certified resolutions of the Board of Directors of the Company approving this Agreement, the execution of the Series B Preferred Stock, the Exchange Offer and the Placement Agent Warrants, the registration of the Registerable Securities and the other transactions contemplated by the Series B Preferred Stock.

          (b) There shall have occurred no material adverse event affecting the Company or the Subsidiaries or any of their respective businesses or assets or the Company's securities since the date of this Agreement which has had or will have a Material Adverse Effect.

          (c) No litigation or administrative proceeding shall have been threatened or commenced against the Company or any of the Subsidiaries which (i) seeks to enjoin or otherwise prohibit or restrict the consummation of the transactions contemplated by this Agreement or (ii) if adversely determined, would have a Material Adverse Effect or have a material adverse effect on the Company's securities.

          (d) The Company shall have delivered to the Placement Agent a certificate of its principal executive and financial officers as to the matters set forth in Paragraphs 8(a), (b) and (c) of this Agreement and to the further effect that (i) neither the Company nor any Subsidiary is in default, in any respect, under any note, loan agreement, security agreement, mortgage, deed of trust, indenture, contract, alliance agreement, lease, license, joint venture agreement, agreement or other instrument to which it is a party, except as disclosed in the Financial Statements or the Memorandum and except where such default has not and will not have a Material Adverse Effect; (ii) the Company's representations and warranties contained in this Agreement are true and correct in all material respects on such date with the same force and effect as if made on such date;
(iii) there has been no amendment or changes to the Company's or Subsidiaries= charter or by-laws or authorizing resolutions from those delivered pursuant to Paragraph 8(a) of this Agreement; and (iv) no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute a material breach or default thereof by the Company or any Subsidiary or would cause acceleration of any material obligation of the Company or any Subsidiary, or could materially and adversely affect the business, operations or financial condition of the Company.

          (e) The Placement Agent shall have received the opinion of Foley & Lardner, counsel for the Company, dated as of the closing date in form and substance reasonably satisfactory to the Placement Agent and its counsel.

          (f) The Company shall have prepared and filed or delivered to counsel for filing with the SEC and any states in which such filing is required, a Form D relating to the sale of the Series B Preferred Stock and such other documents and certificates as are required.

          (g) Subscriptions for at least the Minimum Amount of Series B Preferred Stock shall have been accepted by the Company.

          (h) In addition to the right of the Placement Agent to terminate this Agreement and not consummate the transactions contemplated by this Agreement as a result of the failure of the Company to comply with any of its obligations set forth in this Agreement, this Agreement may be terminated by the Placement Agent by written notice to the Company at any time prior to the Initial Closing if, in the Placement Agent's sole judgment, (i) the Company and/or Subsidiaries shall have sustained a loss that is material to the Company or its Subsidiaries, taken as a whole, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on any exchange or system shall have been suspended or limited either generally or specifically with respect to the Common Stock; (iii) material governmental restrictions have been imposed on trading in securities generally or specifically with respect to the Common Stock (not in force and effect on the date of this Agreement); (iv) a banking moratorium shall have been declared by Federal or New York State authorities; (v) an outbreak of major international hostilities or other national or international calamity shall have occurred; (vi) the Congress of the United States or any state legislative body shall have passed or taken any action or measure, or such bodies or any governmental body or any authoritative accounting institute, or board, or any governmental executive shall have adopted any orders, rules or regulations, which the Placement Agent reasonably believes is likely to have a material adverse effect on the business, financial condition or financial statements of the Company or the market for the Series B Preferred Stock; (vii) the Common Stock shall have been delisted from NASDAQ and the Company has failed to use its best efforts to cause the Common Stock to be traded over the bulletin board; or (viii) there shall have been, in the Placement Agent's judgment, a material decline in the Dow Jones Industrial Index or the market price of the Common Stock at any time subsequent to the date of this Agreement.

     9. Covenants of the Company. The Company agrees at all times as long as the Series B Preferred Stock and the Placement Agent Warrants may be converted or exercised, to keep reserved from the authorized and unissued Common Stock, such number of shares of Common Stock as may be, from time to time, issuable upon conversion of the Series B Preferred Stock and exercise of the Placement Agent Warrants.

     10. Fees.

          (a) Upon the receipt by the Company of the payments from the Purchasers, the Company shall pay to the Placement Agent a fee equal to 8% of the aggregate gross cash proceeds from the Series B Preferred Stock sold pursuant to this Agreement, a portion of which may be paid by the Placement Agent to other registered broker-dealers; provided, however, that the Company shall have no obligation with respect to payments that may be due such broker-dealers. Such amount may be deducted by the Placement Agent from the payment being made to the Company pursuant to Paragraph 2 of this Agreement. Notwithstanding the foregoing, no fee or commission shall be payable to the Placement Agent as a result of the sale of shares of Series B Preferred Stock in the Exchange Offer. In addition, the Company shall issue at the Final Closing, five (5) year warrants to purchase an amount of Common Stock at $3.60 per share equal to 10% times the gross cash proceeds received by the Company divided by the Conversion Price, subject to adjustment (the "Placement Agent Warrants"), a portion of which may be allotted by the Placement Agent to other registered broker-dealers; provided, however, that the Company shall have no obligation with respect to the allocation of the Placement Agents Warrants to such broker-dealers. The exercise price of the Placement Agent Warrants will be equal to 120% of the Conversion Price. The persons in whose name the Placement Agent Warrants are issued shall all be "accredited investors" as defined in the regulations promulgated under the 1933 Act and such persons shall acquire such warrants for investment purposes only and not with a view towards the redistribution thereof. The Company shall reimburse the Placement Agent for up to $5,000 of its reasonable costs and expenses, including the reasonable fees and expenses of counsel to the Placement Agent, if and when a closing occurs.

          (b) The Company shall pay any fees required in connection with the qualification of the sale of the Series B Preferred Stock under the state securities or blue sky laws of any state which the Placement Agent reasonably deems necessary and any other out-of-pocket expenses incurred by the Company in connection with the transaction contemplated by this Agreement.

          (c) All payments in connection with the sale of the Series B Preferred Stock shall be made pursuant to the terms and conditions of the escrow agreement dated as of August 17, 1998 between Placement Agent and American Stock Transfer & Trust Company, an executed copy of which has been delivered to and acknowledged by the Company.

     11. Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission, if confirmed by mail as provided in this Paragraph 11. Notices shall be deemed to have been received on the date of personal delivery or facsimile or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. Notices shall be sent to the following addresses:

                To the Company:

                                    EFFECTIVE MANAGEMENT SYSTEMS, INC.
                                    12000 West Park Place
                                    Milwaukee, WI 53224
                                    Telecopier: (414) 359-9011
                                    Attention: Michael D. Dunham
                                               Jeffrey J. Fossum

                With a copy to:

                                    FOLEY & LARDNER
                                    777 East Wisconsin Avenue
                                    Milwaukee, WI 53202-5367
                                    Telecopier: (414) 297-4900
                                    Attention: Jay O. Rothman, Esq.

                To Placement Agent:

                                    TAGLICH BROTHERS, D'AMADEO, WAGNER
                                        & COMPANY, INCORPORATED
                                    100 Wall Street
                                    New York, NY 10005
                                    Telecopier: (212) 509-6587
                                    Attention:  Mr. Michael N. Taglich

                With a copy to:

                                    ROBINSON SILVERMAN PEARCE ARONSOHN
                                        & BERMAN LLP
                                    1290 Avenue of the Americas
                                    New York, New York 10104
                                    Telecopier:  (212) 541-4630
                                    Attention:   Robert G. Leonard, Esq.

or to such other address as any party shall designate in the manner provided in this Paragraph 11.

         12.      Miscellaneous.

          (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state. Each party hereby consents to the exclusive jurisdiction of the Federal and State Courts situated in New York County, New York in connection with any action arising out of or based upon this Agreement and the transaction contemplated by this Agreement.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective personal representatives, successors and permitted assigns.

          (d) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          (e) Each party shall, without payment of any additional consideration by any other party, at any time on or after the date of any Closings take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

          (f) The captions and headings contained herein are solely for convenience and reference and do not constitute a part of this Agreement.

          (g) All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural and the plural shall include the singular.

          (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.



EFFECTIVE MANAGEMENT                    TAGLICH BROTHERS, D'AMADEO, WAGNER
SYSTEMS, INC.                                & COMPANY, INCORPORATED



By:_______________________________  By:_______________________________________
      Name:                                 Name:    Richard Oh
      Title:                                         Title:   Vice President

                                    EXHIBIT A

          Names, Addresses and
            Social Security or                            Number of
         Employer Identification                          Shares of
           Numbers of Purchasers                       Series B Preferred Stock

                                    EXHIBIT B

                              Indemnification Rider


     (a) Effective Management Systems, Inc. (the "Company") shall indemnify and hold harmless: (I) TAGLICH BROTHERS, D=AMADEO, WAGNER & COMPANY, INCORPORATED (the "Placement Agent"), (II) each person and entity that directly, or indirectly though one or more intermediaries, controls or is controlled by, or is under common control with, the Placement Agent (each, an "Affiliate"), and
(III) the Placement Agent's and each Affiliate's respective officers, directors, affiliates, shareholders, agents and employees (collectively, the "Other
Parties" and individually "Other Party") from and against any loss, claim, penalty, fine, judgment, damage or liability, joint or several of any sort of kind, and any action in respect thereof, to which the Placement Agent, any Affiliate or any Other Party may become subject, under the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act"), any state law or otherwise, insofar as such loss, claim, penalty, fine, judgment, damage, liability or action relates to or arises out of (i) any alleged untrue statement of a material fact contained in any information or documents issued or supplied by the Company regarding the sale of its securities as contemplated by the Series B Preferred Stock Placement Agreement between the Company and the Placement Agent (the PSP Agreement) to which this Exhibit B is annexed, including the Company's Confidential Private Placement Memorandum and all exhibits thereto (collectively, the "Offering Information"), or the alleged omission to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) any transaction contemplated by the PSP Agreement or the engagement of the Placement Agent pursuant to, and the performance by the Placement Agent of the services contemplated by, the PSP Agreement, (iii) any breach by the Company of the representations, warranties or covenants contained in the: (1) PSP Agreement; (2) certificate of designation or other document filed by the Company with the appropriate authorities in the state of its incorporation which sets forth the rights, qualifications, preferences, designations, powers and restrictions of the securities to be sold as contemplated by the PSP Agreement; and/or (3) preferred stock purchase agreement to be entered into between the Company and each investor acquiring the securities being offered; and shall reimburse the Placement Agent, any Affiliate and each Other Party for any legal or other expenses reasonably incurred by the Placement Agent, any Affiliate and/or such Other Party in connection with investigating or defending any such loss, claim, penalty, fine, judgment, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, penalty, fine, judgment, damage, liability or action relates to or arises out of any alleged untrue statement or alleged omission contained therein relating to the Placement Agent, any Affiliate or such Other Party or that was made in reliance upon and in conformity with information furnished to the Company in writing by the Placement Agent, any Affiliate or such Other Party, in any such case expressly for use in the Offering Information or, provided, further, that the Company will not be liable under clause (ii) above for any loss, claim, penalty, fine, judgment, damage, liability or action (or expenses relating thereto) that are finally judicially determined by a court of competent jurisdiction to have resulted from: (A) the bad faith, negligence, or willful misconduct of the Placement Agent; or (B) the breach by the Placement Agent of any agreement contained in the PSP Agreement that results from the negligence or willful misconduct of the

Placement Agent. The foregoing indemnity is in addition to any liability, which the Company may otherwise have to the Placement Agent, any Affiliate and/or any Other Party. In the event the Placement Agent, any Affiliate or any Other Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company or any participant in a transaction covered hereby in which the Placement Agent, any Affiliate or such Other Party is not named as a defendant, the Company agrees to reimburse the Placement Agent, Affiliate and/or such Other Party for all out of pocket expenses reasonably incurred by it in connection with such party's appearing and preparing to appear as a witness, including, without limitation the reasonable fees and disbursements of its legal counsel.

     (b) The Placement Agent shall indemnify and hold harmless the Company and its officers, directors, affiliates, agents and employees and any person who controls the Company within the meaning of the 1933 Act or the 1934 Act from and against any loss, claim, penalty, fine, judgment, damage or liability, joint or several, or any action in respect thereof, to which the Company or any officer, director, affiliates, agents, employee or person who controls the Company or any of them may become subject under the 1933 Act, the 1934 Act, any state law or otherwise, insofar as such loss, claim, penalty, fine, judgment, damage, liability or action relates to or arises out of (i) the bad faith, negligence or willful misconduct of the Placement Agent, any Affiliate or Other Party or the breach by the Placement Agent of any agreement contained in the PSP Agreement that results from the negligence or willful misconduct of the Placement Agent; or (ii) any alleged untrue statement of a material fact that relates to the Placement Agent, any Affiliate or Other Party contained in the Offering
Information or that was made in reliance upon and in conformity with the information furnished to the Company in writing by the Placement Agent, any Affiliate or Other Party, in any such case expressly for use therein or the omission or alleged omission to state therein a material fact that relates to the Placement Agent, any Affiliates or Other Party or that was made in reliance upon and in conformity with information furnished to the Company in writing by the Placement Agent, any Affiliate or Other Party, in any such case expressly for use in the written Offering Information necessary to make the statements therein, in the light of the circumstances under which they were made not misleading, and the Placement Agent shall reimburse the Company and each such party for any legal or other expenses reasonably incurred by the Company, or such indemnified party in connection with investigating or defending any such loss, claim, penalty, fine, judgment, damage, liability or action. The only information provided to the Company by the Placement Agent, any Affiliate or Other Party is the Placement Agent=s name. The foregoing indemnity is in addition to any liability, which the Placement Agent may otherwise have to the Company, or such indemnified party.

     (c) Promptly after receipt by an indemnified party under this Exhibit B of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Exhibit B, notify such indemnifying party in writing of the claim or the commencement of that action provided that the failure to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Exhibit B. If any such claim or action is brought against any indemnified party, and it shall notify an indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified party, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, which consent may not be unreasonably withheld). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Exhibit B for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation incurred prior to the indemnifying party assuming the defense thereof. With respect to any such claim or action for which the indemnifying party does not assume the defense thereof, the indemnifying party shall not be obligated to pay the reasonable fees and expenses of more than one counsel for the indemnified party or parties.

     (d) If the  indemnification  provided  for in this  Exhibit B shall for any reason be unavailable to an indemnified party under subsections (a) or (b) herein in respect of any loss, claim, penalty, fine, judgment, damage or liability, or any action in respect thereof, referred to therein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, penalty, fine, judgment, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the private placement of the securities by the Company pursuant to the Offering Information, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, penalty, fine, judgment, damage, or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to the private placement of the securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the private placement (before deducting expenses) bears to the total compensation received by the Placement Agent with respect to the private placement, provided, that in no event shall liability of the Placement Agent or any Affiliate exceed the aggregate placement fees paid to the Placement Agent. The relative fault shall be determined be reference to: (i) whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Placement Agent, on the other, (ii) whether there was a breach of a representation, warranty or covenant by the Company, or
(iii) the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement, omission or breach. The parties agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, penalty, fine, judgment, damage, or liability, or action in respect thereof, referred to above in this subsection (d) shall be deemed to include, for purposes of this subsection (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.